Investor Presentation

NYSE: IDT

Fiscal 2023

Southwest IDEAS Conference

November 2023

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

IDT | Businesses Built Around Common Strategic Assets

High-Growth, High-Margin Business Segments	
National Retail Solutions	**NRS Segment:** POS-platform solutions tailored for independent retailers, advertisers & marketers
net2phone	**net2phone Segment:** Cloud communications for businesses
BOSS Money	**Fintech Segment:** International cash remittances and neobanking

Cash Generative Traditional Communications Segment	
IDT Digital Payments	Mobile top-up and other digital prepaid offerings
BOSS Revolution	International long-distance calling
IDT global	Wholesale voice and SMS services

IDT | IDT at a Glance

Howard Jonas Founder & Chairman	**Newark, NJ** Headquarters	**33** Years in Business	**1,900** Employees Globally
$1.2 BN FY 2023 Revenue[1]	**$86 MM** FY 2023 Adjusted EBITDA[2]	**$152 MM** Net Cash + Current Investments[3]	**5** Public Company Spinoffs

IDT | Timeline of Key Events and Strategic Initiatives

- **1990** – IDT Founded as a Telecom Company
- **1996** – IPO
- **2008** – Launched BOSS Revolution Calling and Mobile Top-Up
- **2011** – Genie Energy Spinoff (NYSE: GNE)
- **2013** – Straight Path Spinoff & Launched Boss Money
- **2015** – Launched net2Phone UCaaS
- **2016** – Zedge Spinoff (NYSE: ZDGE) & Launched NRS
- **2017** – Introduced BOSS Money App
- **2018** – Rafael Spinoff (NYSE: RFL)
- **2019** – Launched NRS Pay
- **2022** – Acquired CCaaS Provider Integra
- **2023** – NRS Surpassed 25,000 Active POS Terminals

High-Growth
High-Margin Businesses

National Retail Solutions (NRS)

Our integrated cloud software and POS-based solutions enable independent retailers to operate more profitably.

The NRS platform also offers advertisers and consumer packaged goods marketers unprecedented reach and insight into urban markets


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NRS | One platform → Multiple Recurring Revenue Streams

$71 Million in Annual, Recurring, High Margin Revenue[4]



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NRS PAY

Merchant Services
46% of Revenue

- Retailers subscribe to NRS Pay, a payment processing solution for electronic payments including credit and debit cards and EBTs.
- Retailers utilize cash advances for working capital.

Advertising & Data
43% of Revenue

- Advertisers purchase static and video ad impressions on customer-facing screens
- Data analytic companies, CPGs and distributors purchase transaction data

SaaS Fees
11% of Revenue

- Retailers pay a monthly software subscription fee

New Services

- E-commerce solutions
- Payroll services

NRS | Revenue Growth

Recurring Revenue and Average Recurring Revenue per Terminal[5]

(Recurring Revenue in millions)


$80.0
$60.0
$40.0
$20.0
$0.0
Recurring Revenue
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Average Annual Recurring Revenue per Terminal
+114%
4 Year Revenue CAGR
2019
2020
2021
2022
2023
Fiscal years ended July 31st
Merchant Services
Advertising & Data
Saas Fees
Av. Monthly Recurring Revenue per Terminal

Revenue growth powered by network expansion and increases in revenue per terminal

Average recurring revenue per terminal reached **$264** in FY 2023, a **17% YoY** increase.

NRS | Rapid Network Expansion with Extensive Runway Ahead

The Leading POS for Independent Convenience Stores and Bodegas

POS network - 25,700 active terminals at ~22,300 independent retail stores[6]

~11% penetration to date on core TAM:

- C-stores and bodegas
- Liquor stores
- Tobacco shops

Developing differentiated POS solutions for adjacent retail verticals to further expand the TAM:

- **Kiosk:** Self-ordering and payment
- **Tablet:** Other small format retailers
- **Premium:** High-volume stores

Active POS Terminals



+34%
4 Year CAGR
7,900
10,000
14,000
19,400
25,700
2019
2020
2021
2022
2023

Fiscal years ended July 31st

NRS | Merchant Services – Featuring ***NRS Pay***

Merchant Services Revenue -

Predominantly Credit Card & Other Electronic Payment Processing



+167% Revenue 4 Year CAGR
Revenue (in millions)
$40.0
$30.0
$20.0
$10.0
$0.0
NRS Pay accounts (in thousands)
20.0
15.0
10.0
5.0
0.0
$0.6
$2.0
$7.8
$17.5
$32.8
2019
2020
2021
2022
2023
Merchant Services Revenue
NRS Pay Accounts

Fiscal years ended July 31st

Robust YoY Expansion Continued in 4Q23[7]

+79% Merchant Services revenue

+53% NRS Pay accounts

+17% Merchant Services ARPU[8]

NRS | Advertising & Data – Platform with Massive Potential

America's largest independent retailer hosted advertising and transaction data network

NRS Digital Media:

- Ads are served on the NRS POS' customer-facing digital screens
- Inventory is sold to advertisers via programmatic platforms and direct
- Participates in the digital out-of-home (DOOH) and other rapidly expanding advertising markets with differentiated offerings

NRS Insights:

- Provides CPG marketers with SKU-level transaction data and analytics for over 1.1 billion transactions annually



Advertising & Data Revenue
(in millions)
+116% 4 Year CAGR
$1.4
$4.5
$8.7
$22.3
$30.6
2019
2020
2021
2022
2023

Fiscal years ended July 31st

NRS | SaaS Fee Revenue Growth Driven by Network Expansion



SaaS Fee Revenue
(in millions)
+56% 4 Year CAGR
$1.4
$2.1
$3.2
$5.6
$8.0
2019
2020
2021
2022
2023
Fiscal years ended July 31st

Retailers pay monthly recurring charges (MRCs) for POS Services

Retailers can select from several feature-rich software plans from as little as $19.95 / month to as much as $69.95 / month.

- Revenue growth drivers:
  - → POS network expansion
  - → Migration to premium plans
- SaaS Fee revenue per terminal[9] increasing (+8% YoY) as retailers subscribe to premium plans

NRS | Robust Scalability Driving Net Margin Expansion

Increasing profitability fueled by growth of exceptionally high net margin offerings

NRS' Adjusted EBITDA margin[10] increased from 1% in FY 2021 to 22% in FY 2023



Adjusted EBITDA
(in millions)
$16.8
$12.1
$0.3
$6.4
$5.5
2019
2020
2021
2022
2023
Fiscal years ended July 31st

net2phone

Our cloud-based, unified communications and contact center solutions help businesses around the globe succeed by interacting with their consumers with enhanced intelligence and insights



net2phone sales office locations

A Growth Leader Pursuing Exceptional Market Opportunities

"Frost & Sullivan regards net2phone as a leader in both innovation and growth.[11]

$70 billion

Unified Communications as a Service (UCaaS)

Global market opportunity with CAGR of 13.4% through 2028 [12]

$15 billion

Contact Center as a Service (CCaaS)

Global market opportunity with CAGR of 17.5% through 2029 [13]

net2phone | Strategic Differentiation

Offerings Differentiated by Market, Geography and Channel

- **Focus on Mid-Enterprise Clients**
- **Distinctive Geographic Footprint Focused on the Americas**
- **Channel Partners Drive Customer Acquisition**

User Portals
Video
Mobile App
Voice
Messaging
Analytics
Web Calling
Contact Center
Integrations



net2phone | Exceptional Growth with a CCaaS Lift

Subscription Revenue & Seats Served



+40% 4-year Revenue CAGR
$80.0
$60.0
$40.0
$20.0
$ -
Subscription revenue (in millions)
400
300
200
100
Seats (in thousands)
2019
2020
2021
2022
2023
Fiscal years ended July 31st
Subscription revenue
Seats

Fourth Quarter Fiscal 2023 Highlights

- +19% Subscription Revenue[14]
- +21% Total seats served[15]
- +49% CCaaS seats served[16]

net2phone | Transitioning to profitability


Adjusted EBITDA
(in millions)
$3.0
$6.1
$10.7
$12.0
$10.3
2019
2020
2021
2022
2023

Fiscal years ended July 31st



- Nearing cash flow break-even inclusive of CAPEX and of approximately $20MM annual spend for customer acquisitions
- Highly profitable model as business continues to scale

net2phone | Margin Expansion


2

Current Drivers

- Higher ARPU CCaaS growth
- Operating leverage (fixed SG&A as a % of revenue decreased from 76% in FY 2019 to 49% in FY 2023)
- Lower customer churn
- Lower per customer acquisition spend

New Premium Plans and Add-Ons

- **Differentiated Plans** - Feature sets incorporating advanced functionalities for both UCaaS and CCaaS premium plans
- **net2Phone AI** - A premium feature to monitor and analyze agent interactions, provide coaching, automate tasks, and drive greater performance and insights through sentiment analysis, call transcription, call summary and next steps, follow-up email preparation, and sync with customers' CRMs
- **Call Center Essentials** - Add-on providing CCaaS functionalities tailored for professional offices and the small enterprise market

Our international remittance services enable customers in the U.S., and more recently in Canada and certain African markets, to send money to friends and family in nearly 50 destination countries.

BOSS Money's results are reported within IDT's Fintech segment. This segment also holds other initiatives, such as IDT's Gibraltar-based bank and recently launched neobank offering.


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BOSS
MONEY

BOSS MONEY | Robust Platform Driving Durable Expansion



Money Transfer Transactions
(in millions)
+39% 4 Year CAGR
3.5
5.6
7.5
9.4
13.0
2019
2020
2021
2022
2023
Fiscal years ended July 31st

Building Out a Strategically Focused Platform

- **Processed remittances**: $4.3 billion of principal transferred in FY 2023
- **Geography:** Expanding origination beyond primary US to LATAM and Africa corridors
- **Omni channel origination**: digital (Apps & Web) and retail
- **Extensive payout network:** offering transfers to nearly 50 countries

Robust Revenue Growth and Opportunities



BOSS Money Revenue
(in millions)
+35% 4-year Revenue CAGR
$23.1
$47.9
$49.3
$55.6
$76.9
2019
2020
2021
2022
2023
Fiscal years ended July 31st

Fourth Quarter Fiscal 2023 Highlights

- +36% Revenue
- +47% Retail Transactions
- +41% D-to-C Transactions

BOSS MONEY | A Powerful & Synergistic Omni-Channel Platform

Retail Channel - Nationwide Footprint

- ➔ Serves as a strategic 'gateway' for underbanked to enter BOSS ecosystem
- ➔ Agent network expanded 47% in FY 2023 / FY 2022

Direct-to-Consumer Channel - Superior UX

- ➔ User-rated 4.8 out of 5 stars in App Store
- ➔ Over 80% of customers are repeat users

Efficient Online & Offline Customer Acquisition

- ➔ Successful cross-selling to existing BOSS customers
- ➔ Sophisticated CRM campaigns
- ➔ Backed by nationwide marketing of BOSS brand


ENVÍA DINERO
A MÉXICO
MÁS DE 45,670 PUNTOS
DE PAGO EN MÉXICO Y CRECIENDO
elektra
BANORTE
Bancomer
Walmart
BOSS
REVOLUTION

Traditional Communications Segment

Traditional Communications | Strong Cash Generation

IDT DIGITAL PAYMENTS

Cross-border value transfers through mobile-top-up and other digital prepaid offerings

$417 MM
FY 2023 Revenue

BOSS REVOLUTION

International calling serving ~3MM customers

$322 MM
FY 2023 Revenue

IDT global
Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to over 150 countries

$230 MM
FY 2023 Revenue

FY 2023 Traditional Communications Adj. EBITDA: $77.5 MM

IDT Consolidated

IDT | Increasing Profitability & Strong Balance Sheet

Positioned for additional value creation



Consolidated Adjusted EBITDA
(in millions)
+29% 4 Year CAGR
$30.8
$46.9
$74.5
$79.1
$86.2
2019
2020
2021
2022
2023
Fiscal years ended July 31st

- $152 million in cash + current investments ($5.93 / share)[17]
- $0 debt[17]
- Returning value to shareholders through buybacks ($13 million in FY 2023)

IDT | High Growth Businesses Driving Profitability

Revenue
4Q23 / 4Q22

+18% Growth Segments[18]

-13% Traditional Communications Segment

Consolidated Adjusted EBITDA
by reporting segment



Millions
$100
$80
$60
$40
$20
$ -
$(20)
$(40)
2019
2020
2021
2022
2023
Fiscal years ended July 31st
High Growth Business Segments
Traditional Communications Segment + Corporate Overhead

Thank You

invest@idt.net

Footnotes

(1) Fiscal years cited throughout this presentation refer to the 12 months ended July 31st.

(2) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of these terms and their respective reconciliations to the most directly comparable GAAP measure.

(3) Net cash and current investments are cash and cash equivalents plus current debt securities plus current equity investments minus total debt as of July 31, 2023. The company had no debt as of July 21, 2023.

(4) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS terminals. Percentages of revenue below are percentages of aggregate NRS recurring revenue for its fiscal year 2023, the twelve months ended July 31, 2023.

(5) NRS' monthly recurring revenue per terminal is calculated by dividing NRS' average recurring revenue for the quarter by the average number of terminals active during the quarter, and then dividing by three.

(6) Active POS terminals and stores as of July 31, 2023.

(7) Revenue increase is 4Q23 compared to 4Q22. NRS Pay accounts increase is July 31, 2023 compared to July 31, 2022. Payment processing revenue is included in NRS' Merchant Services vertical's revenue.

(8) Merchant Services ARPU is the quarterly Merchant Services revenue divided by the average number of NRS Pay accounts during the quarter of the fiscal year ended July 31, 2023 compared to July 31, 2022.

(9) Saas Fee Revenue per terminal growth is calculated by dividing NRS SaaS Fee revenue for 4Q23 by the average number of terminals active during the quarter, and calculating the percentage change for the corresponding figure in 4Q22.

Footnotes, continued

(10) Adjusted EBITDA margin is Adjusted EBITDA divided by revenue for the corresponding periods.

(11) Frost & Sullivan. “Frost RadarTM: Unified Communications as a Service Market in Latin America and the Caribbean, 2022”

(12) Fortune Business Insights, “Unified Communication as a Service (UCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2021-2028”

(13) Fortune Business Insights, “Contact Center as a Service (CCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2022-2029”

(14) net2phone subscription revenue excludes net2phone equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil. Subscription revenue percentage increases are 4Q FY2023 compared to 4Q FY2022.

(15) Total seats served are Unified Communications as a Service (UCaaS) seats plus Contact Center as a Service (CCaaS) seats. All seats served as of July 31, 2023 compared to July 31, 2022..

(16) CCaaS seats served are Contact Center as a Service seats served as of July 31, 2023 compared to July 31, 2022.

(17) As of July 31, 2023

(18) Growth segments are the aggregate of the National Retail Solutions , net2phone, and Fintech reporting segments

Non-GAAP Reconciliation

IDT | Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

IDT | Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes accruals for non-income related taxes related to one of IDT's foreign entities, a gain from the sale of IDT's rights under a class action lawsuit, expense for the indemnification of a cable telephony customer related to patent infringement claims brought against the customer, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' class action, gains from the write-offs of a contingent consideration liabilities, and gains on sales of certain assets. From time-to-time, IDT may have gains or incur costs related to non-routine legal and tax matters, and write-off of assets, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations for IDT's reportable segments and net income attributable to IDT on a consolidated basis.

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 14

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
(Loss) income from operations	(6,724)	(6,132)	(252)	11,208	14,401
Depreciation and amortization	289	634	520	905	2,363
Severance	-	-	-	-	3
Adjusted EBITDA	(6,435)	(5,499)	267	12,114	16,766

Reconciling (Loss) from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
(Loss) from operations	(14,404)	(16,765)	(15,460)	(11,132)	(2,754)
Depreciation and amortization	3,763	4,147	5,053	5,374	5,609
Severance	-	-	-	-	57
Other operating (gain), net	(25)	638	100	(293)	133
Adjusted EBITDA	(10,666)	(11,980)	(10,307)	(6,051)	3,045

Reconciling Income from Operations to Adjusted EBITDA
for Traditional Communication
(USD in thousands)

	FY2023
Income from operations	61,288
Depreciation and amortization	9,428
Severance	875
Other operating expense	5,888
Adjusted EBITDA	77,479

Reconciling Net Income to Adjusted EBITDA
for IDT Consolidated
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
Net income attributable to IDT Corporation	134	21,430	96,475	27,028	40,492
Adjustments:					
Net income (loss) attributable to noncontrolling interests	196	(12)	416	1,977	3,874
Net income	330	21,418	96,891	29,005	44,366
Provision for (benefit from) income taxes	123	(3,700)	(31,667)	5,878	16,441
Income before income taxes	453	17,718	65,224	34,883	60,807
Interest (income), net	(776)	(1,043)	(318)	(146)	(3,147)
Other (income) expense, net	(682)	1,267	(7,916)	25,352	3,083
(Loss) income from operations	(1,005)	17,942	56,990	60,089	60,743
Depreciation and amortization	22,632	20,406	17,764	18,115	20,136
Severance expense	1,438	3,503	452	116	935
Other operating expense (gain), net	7,726	5,063	(731)	826	4,415
Adjusted EBITDA	30,791	46,914	74,475	79,146	86,229

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 29

Reconciling Income from Operations to Adjusted EBITDA
for Reporting Segments
(USD in thousands)

	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
High Growth Business Segments					
(Loss) income from operations	(27,272)	(13,683)	(17,660)	(6,811)	9,113
Depreciation and amortization	4,963	5,911	7,087	8,511	10,654
Severance expense	-	200	-	59	60
Other operating expense (gain), net	(18)	638	467	(313)	(1,814)
Adjusted EBITDA	(22,327)	(6,934)	(10,106)	1,446	18,014
Trad Communications Segment & Corporate Overhead					
(Loss) income from operations	26,267	31,629	74,634	66,900	51,631
Depreciation and amortization	17,669	14,495	10,677	9,604	9,482
Severance expense	1,438	3,303	452	57	875
Other operating expense (gain), net	7,744	4,425	(1,198)	1,139	6,228
Adjusted EBITDA	53,118	53,851	84,564	77,700	68,215